UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 21, 2006
WPT Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Wilshire Blvd., Suite 350,
Los Angeles, California		90036

(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code:		323-330-9900

Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective September 22, 2006, the Company appointed Scott Friedman as its Chief Financial Officer. The material terms of Mr. Friedman’s compensation arrangements are described in Item 5.02 below.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 21, 2006, W. Todd Steele notified the Company of his resignation as the Company’s Chief Financial Officer, Treasurer and Secretary. Mr. Steele will remain with the Company until October 20, 2006, to aid in the transition of his duties to the Company’s newly appointed Chief Financial Officer.
Effective September 22, 2006, the Board of Directors of the Company appointed Scott Friedman, age 33, to serve as the Company’s Chief Financial Officer. Mr. Friedman had served as the Company’s Vice President of Finance and Controller since September 13, 2004. Prior to joining the Company, Mr. Friedman served as Controller of Sony Pictures Digital from September 2003 until August 2004. Prior to that, Mr. Friedman spent over five years in finance positions of increasing responsibility at The Walt Disney Company. Mr. Friedman began his career at Arthur Andersen and is a Certified Public Accountant.
Mr. Friedman has no familial relationship to any other officer or director of the Company and he has not entered into any transaction as described by Item 404(a) of Regulation S-K.
Mr. Friedman’s compensation arrangements provide for an annual base salary of $200,000. Mr. Friedman will also be eligible to receive an annual bonus pursuant to a Company-wide employee bonus plan. In addition, on September 22, 2006, Mr. Friedman was granted an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $3.93 per share, which was the closing price of the Company’s common stock on the Nasdaq National Market on September 22, 2006 (the “Option”). The Option will vest in equal installments over a five year period, beginning on the first anniversary of the grant date.
Item 7.01 Regulation FD Disclosure.
On September 25, 2006, the Company issued a press release regarding the sale of its equity interest in PokerTek, Inc. to Aristocrat International Pty. Limited, the resignation of W. Todd Steele as its Chief Financial Officer, Treasurer and Secretary, and the appointment of Scott Friedman as the Company’s Chief Financial Officer. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits.
      99.1 Press Release issued September 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.
September 25, 2006	By:	/s/ Adam Pliska
		Name:	Adam Pliska
		Title:	General Counsel